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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016
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PERRIGO COMPANY PLC
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland (Address of principal executive offices)	Not Applicable (Zip Code)

+353 1 7094000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On March 15, 2016, Perrigo Finance Unlimited Company, a public unlimited company incorporated under the laws of Ireland (the “Borrower”), and a wholly-owned finance subsidiary of Perrigo Company plc, a public limited company incorporated under the laws of Ireland (the “Company”), repaid and terminated its senior unsecured 364-day revolving credit agreement with the Borrower, as borrower, the Company, as guarantor, and a syndicate of financial institutions, as lenders, HSBC Bank USA, N.A., as administrative agent, and Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as syndication agents (the “Revolving Credit Agreement”). No prepayment penalties were triggered and the Revolving Credit Agreement terminated in accordance with its terms.

A description of the Revolving Credit Agreement is included in Item 1.01 of the Current Report on Form 8-K filed by the Company on December 15, 2015 and is incorporated into this Item 1.02 by reference.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 16, 2016

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Judy L. Brown
Judy L. Brown Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)